UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2009

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Rajath Shourie and B. James Ford, as representatives of funds managed by Oaktree Capital Management, LP (“Oaktree”), currently serve on our Board of Directors pursuant to negotiated arrangements entered into in connection with our private placement of preferred stock in March 2007. On March 4, 2009, Oaktree notified us that Mr. Shourie will not stand for re-election as a director at our 2009 annual meeting of shareholders and that Mr. Ford will be nominated for re-election as a director at our 2009 annual meeting of shareholders. Mr. Shourie’s departure is associated with the conversion of all outstanding shares of our preferred stock into common stock in 2008 and not due to any disagreement with us on any matter relating to our operations, policies or practices.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 4, 2009, effective as of the same date, the Board of Directors of the Company approved the Second Amended and Restated Bylaws of EXCO Resources, Inc. (the “Amended Bylaws”). The Amended Bylaws update and replace the Amended and Restated Bylaws of EXCO Resources, Inc., adopted and effective November 14, 2007 (the “Old Bylaws”). The substantive changes effected by the Amended Bylaws are described below:

•

The Amended Bylaws provide that at a special meeting called by the shareholders of the Company, only the Company and the shareholders who participated in the written meeting request may propose any item for consideration or nominate directors for election at such meeting.

•

With respect to the nomination of directors and the proposal of other business, the Amended Bylaws clarify that a shareholder who wishes to nominate a director or submit business for consideration must comply with the corresponding procedures set forth in the Amended Bylaws. A shareholder who wishes to include such business in a proxy statement prepared by the Company must also comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

•

With respect to the nomination of directors, both the Old Bylaws and the Amended Bylaws require timely written notice to the Company. To be timely in connection with an annual meeting, the Old Bylaws required the notice to be received between 90 and 180 days prior to the date on which the Company mailed its proxy materials for the prior year’s annual meeting of shareholders. To be timely in connection with an annual meeting, the Amended Bylaws require the notice to be received between 90 and 120 days prior to the first anniversary of the preceding year’s annual meeting. The Amended Bylaws further provide that, if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, such written notice must be received not later than the later of 70 days prior to the date of the annual meeting or the close of business on the 7th day following the earlier of (i) the date on which notice of the date of the annual meeting was first mailed by or on behalf of the Company or (ii) public announcement of the date of the annual meeting was first made by or on behalf of the Company. To be timely in connection with a special meeting, the Amended Bylaws require a shareholder’s notice to be received between 40 and 60 days prior to the date of such meeting; provided, however, that in the event that less than 50 days notice or prior public announcement of the date of the special meeting is given or made to the shareholders, the shareholder’s notice must be received not later than the close of business on the 7th day following the earlier of (i) the date on which notice of the date of the special meeting was first mailed by or on behalf of the Corporation or (ii) the day on which public announcement is first made of the date of the special meeting. The Amended Bylaws also provide that an adjournment or postponement of an annual or special meeting shall not commence a new time period for the giving of notice and compliance with other requirements in connection with the nomination of directors.

•

With respect to the nomination of directors at either an annual or special meeting, the Amended Bylaws require the written notice to include, among other things, disclosure of any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests held by (i) the nominator, (ii) any person with whom the nominator is acting in concert, or (iii) any affiliates of any of the foregoing, or to which any of the persons named in (i), (ii) or (iii) are a party. The Amended Bylaws also add a requirement to provide a completed independence questionnaire regarding the potential nominee, a description of any voting commitments and/or other obligations by which such potential nominee is or will be bound as a director and a description of any material relationships between such potential nominee and the nominator, including compensation and financial transactions.

•

With respect to business, other than the nomination of directors, both the Old Bylaws and the Amended Bylaws require timely written notice to the Company. To be timely in connection with an annual meeting, the Old Bylaws required the notice to be received between 90 and 180 days prior to the annual meeting of shareholders, provided that in the event public announcement of the date of the annual meeting was not made at least 75 days prior to the date of the annual meeting, notice must be received not later than the close of business on the 10th day following the day on which public announcement was first made of the date of the annual meeting. To be timely in connection with an annual meeting, the Amended Bylaws require the notice to be received between 90 and 120 days prior to the first anniversary of the preceding year’s annual meeting. The Amended Bylaws further provide that, if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, such written notice must be received not later than the later of 70 days prior to the date of the annual meeting or the close of business on the 7th day following the earlier of (i) the date on which notice of the date of the annual meeting was first mailed by or on behalf of the Company or (ii) public announcement of the date of the annual meeting was first made by or on behalf of the Company. To be timely in connection with a special meeting, the Amended Bylaws require a shareholder’s notice to be received between 40 and 60 days prior to the date of such meeting; provided, however, that in the event that less than 50 days notice or prior public announcement of the date of the special meeting is given or made to the shareholders, the shareholder’s notice must be received not later than the close of business on the 7th day following the earlier of (i) the date on which notice of the date of the special meeting was first mailed by or on behalf of the Corporation or (ii) the day on which public announcement is first made of the date of the special meeting. The Amended Bylaws also provide that an adjournment or postponement of an annual or special meeting shall not commence a new time period for the giving of notice and compliance with other requirements in connection with the nomination of directors.

•

With respect to business, other than the nomination of directors, at either an annual or special meeting, the Amended Bylaws require the written notice to include, among other things, disclosure of any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests held by (i) the proponent, (ii) any person with whom the proponent is acting in concert, or (iii) any affiliates of any of the foregoing, or to which any of the persons named in (i), (ii) or (iii) are a party, and disclosure of any agreements that any of the persons named in (i), (ii) or (iii) has with other persons or entities in connection with such business.

•

With respect to business, other than the nomination of directors, the Amended Bylaws require that business requested by a shareholder for consideration at an annual or special meeting be a proper matter for shareholder action.

•

With respect to the indemnification and advancement of expenses, the Amended Bylaws provide that the right to advancement of expenses and indemnification is a contract right between the Company and each director or officer who serves in such a capacity at any time while the provision is in effect, whether or not such person continues to serve in such capacity at the time advancement or indemnification is sought. The Amended Bylaws further provide that the indemnification and advancement provisions cannot be retroactively amended to adversely affect the rights of indemnified persons arising in connection with any acts, omissions, facts or circumstances occurring prior to such amendment.

The foregoing description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws dated March 4, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Dated: March 6, 2009	By:	/s/ J. DOUGLAS RAMSEY
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws dated March 4, 2009